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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 8, 2001
(Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant As Specified In Its Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

2310 Camino Vida Roble, Suite B
Carlsbad, California 92009
(Address of Principal Executive Offices)(Zip Code)

(760) 476-5400
(Registrant's Telephone Number, including Area Code)

Item 2. Acquisition or Disposition of Assets.

    On October 8, 2001, First Charter Bank, N.A. ("First Charter") merged (the "Merger") with and into First Professional Bank, N.A. ("First Professional"), a wholly owned subsidiary of First Community Bancorp ("First Community"), with First Professional as the surviving entity. The Merger was consummated pursuant to the terms of the Agreement and Plan of Merger, dated May 22, 2001, by and among First Community, First Charter and First Professional, as amended July 19, 2001 (the "Merger Agreement").

    Pursuant to the Merger Agreement, each issued and outstanding share of common stock of First Charter prior to the Merger (other than as provided in the Merger Agreement) was converted into the right to receive 0.008635 shares of First Community common stock. Upon consummation of the Merger, First Community issued approximately 710,000 shares of common stock to former holders of First Charter common stock, and as a result, the former shareholders of First Charter common stock own shares of First Community common stock representing approximately 13.3% of the outstanding shares of First Community common stock.

    The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement which is incorporated herein as Exhibit 2.1. After giving effect to the Merger, the total assets of First Community and its subsidiaries increased to approximately $752.2 million, total deposits increased to approximately $666.9 million and total shareholder equity increased to approximately $53.0 million at June 30, 2001, on a pro forma basis.

    As a part of the Merger, Timothy Ewing, principal managing partner of Value Partners, Ltd., formerly First Charter's largest shareholder, has designated Timothy B. Matz for appointment to the Board of Directors of First Community. Election of Timothy Matz as a director of First Community is expected to take place at the meeting of the Board of Directors on October 25, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial statements for First Charter required by this item are incorporated herein in their entirety by this reference to Exhibit 99.2 and Exhibit 99.3 hereto.

    (b) The pro forma financial information required to be filed by this item is incorporated herein in its entirety by this reference to Exhibit 99.4 hereto.

    (c) Exhibits

    The following exhibits are filed with this Current Report on Form 8-K or incorporated by reference:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of May 22, 2001, by and among First Community Bancorp, First Charter Bank, N.A. and First Professional Bank, N.A., as amended July 19, 2001 (Exhibit 2.1 to First Community Bancorp's filing on Amendment No. 1 to Form S-4 (registration No. 333-65582) dated August 30, 2001, incorporated herein by reference).
99.1	Press Release.
99.2
Audited consolidated balance sheets for the years ended December 31, 2000 and 1999 and audited consolidated statements of operations and stockholders' equity and comprehensive income (loss) and cash flows for the years ended December 31, 2000, 1999 and 1998 of First Charter Bank, N.A. (pages F-44 through F-68 of First Community Bancorp's filing on Amendment No. 1 to Form S-4 (registration No. 333-65582), dated August 30, 2001, incorporated herein by reference).
99.3
Unaudited consolidated balance sheet as of June 30, 2001 and unaudited consolidated statements of operations and comprehensive income (loss) and cash flows for the six months ended June 30, 2001 and June 30, 2000 of First Charter Bank, N.A. (pages F-69 through F-76 of First Community Bancorp's filing on Amendment No. 1 to Form S-4 (registration No. 333-65582), dated August 30, 2001, incorporated herein by reference).
99.4
Pro Forma combined condensed balance sheets at June 30, 2001 and December 31, 2000 and pro forma combined condensed income statements for the six months ended June 30, 2001 and the year ended December 31, 2000.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 19, 2001

FIRST COMMUNITY BANCORP
	By:	/s/ ARNOLD C. HAHN Name: Arnold C. Hahn Title: Chief Financial Officer

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FORM 8-K
Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE